UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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[  ] Definitive Additional Materials

[  ] Soliciting Material Under Rule 14a-12

Sunworks, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Sunworks, Inc.

1030 Winding Creek Road, Suite 100

Roseville, CA 95678

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Sunworks, Inc. The meeting will be held on August 24, 2018 at 9:00 a.m. (local time) at Sunworks, Inc., 1030 Winding Creek Road, Suite 100, Roseville, California 95678.

The principal business of the meeting will be (i) to elect five (5) directors to serve until the 2019 annual meeting of Stockholders and until their successors are duly elected and qualified; (ii) to ratify the selection of Liggett & Webb, P.A. as the independent registered public accounting firm of the Company for the year ending December 31, 2018; (iii) to advise us as to whether you approve the compensation for our named executive officers (“Say-on-Pay”); and (iv) to transact such other business as may properly come before the meeting or any adjournment thereof.

The record date for the annual meeting is July 2, 2018. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged to vote by proxy by following the instructions contained in the proxy statement. This will ensure your proper representation at the Annual Meeting, whether or not you can attend.

By Order of the Board of Directors

Joshua Schechter
Chairman

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1030 Winding Creek Road, Suite 100

Roseville, CA 95678

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On August 24, 2018

To the Stockholders of Sunworks, Inc.:

NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Sunworks, Inc., a Delaware corporation (the “Company”), will be held at 9:00 a.m. (local time) on August 24, 2018, or such later date or dates as such Annual Meeting may be adjourned, at 1030 Winding Creek Road, Suite 100, Roseville, CA 95678, for the purpose of considering and taking action on the following proposals:

1.	Elect as directors the nominees named in the proxy statement;
2.	To ratify the appointment of Liggett & Webb, P.A as our independent public accounting firm for the fiscal year ending December 31, 2018;
3.	To advise us as to whether you approve the compensation of our named executive officers (Say-on-Pay); and
4.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

These matters are more fully described in the proxy statement accompanying this notice.

The Board has fixed the close of business on July 2, 2018 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. A list of stockholders eligible to vote at the meeting will be available for review during our regular business hours at our principal offices in Roseville, California for the 10 days prior to the meeting for review for any purposes related to the meeting.

You are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to vote by proxy by following the instructions contained in the proxy statement. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the meeting. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy. Your vote is important. Whether or not you plan to attend the annual meeting, we hope that you will vote as soon as possible.

We are pleased to take advantage of the Securities and Exchange Commission, or SEC, rules that allow us to furnish these proxy materials (including an electronic proxy card for the meeting and our 2017 Annual Report to Stockholders which is our Annual Report on Form 10-K for the year ended December 31, 2017, the “2017 10-K”) to stockholders via the Internet. On or about July 13, 2018, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and 2017 Annual Report to Stockholders and how to vote. Taking advantage of these rules allows us to lower the cost of delivering annual meeting materials to our stockholders and reduce the environmental impact of printing and mailing these materials.

Roseville, California
Dated: July 6, 2018
By Order of the Board of Directors

Joshua Schechter
Chairman

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Sunworks, Inc.

1030 Winding Creek Road, Suite 100

Roseville, CA 95678

PROXY STATEMENT

FOR 2018 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of Sunworks, Inc. (“Sunworks”, the “Company”, “we”, “our”, or “us”) in connection with the annual meeting of stockholders of the Company to be held on August 24, 2018 at 9:00 a.m. (local time) at Sunworks, Inc., 1030 Winding Creek Road, Suite 100, Roseville, California 95678 (the “Annual Meeting”).

In accordance with the rules of the SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials, including the notice, this proxy statement, our 2017 Annual Report to Stockholders, including financial statements, and a proxy card for the meeting, by providing access to them on the Internet to save printing costs and benefit the environment. These materials will first available on the Internet on or about July 13, 2018. We will mail a Notice of Internet Availability of Proxy Materials on or about July 13, 2018 to our stockholders of record and beneficial owners as of July 2, 2018, the record date for the meeting. This proxy statement and the Notice of Internet Availability of Proxy Materials contain instructions for accessing and reviewing our proxy materials on the Internet and for voting by proxy over the Internet. If you prefer to receive printed copies of our proxy materials, the Notice of Internet Availability of Proxy Materials contains instructions on how to request the materials by mail. You will not receive printed copies of the proxy materials unless you request them. If you elect to receive the materials by mail, you may also vote by proxy on the proxy card or voter instruction card that you will receive in response to your request.

GENERAL INFORMATION ABOUT SOLICITATION VOTING AND ATTENDING

Who Can Vote

You are entitled to attend the meeting and vote your common stock if you held shares as of the close of business on July 2, 2018. As of July 2, 2018, there were 25,692,211 shares of common stock outstanding and entitled to vote.

Counting Votes

Consistent with state law and our bylaws, the presence, in person or by proxy, of at least a majority of the shares entitled to vote at the meeting will constitute a quorum for purposes of voting on a particular matter at the meeting. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof unless a new record date is set for the adjournment. Shares held of record by stockholders or their nominees who do not vote by proxy or attend the meeting in person will not be considered present or represented and will not be counted in determining the presence of a quorum. Signed proxies that withhold authority or reflect abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are proxies received from brokerage firms or other nominees holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to matters being voted on. Broker non-votes will be counted for purposes of establishing a quorum to conduct business at the meeting, but not for determining the number of shares voted FOR, AGAINST, ABSTAINING or WITHHELD FROM with respect to any matters.

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Pursuant to the Company’s bylaws the vote of: (i) a plurality of the shares of common stock present in person or by proxy and entitled to vote will be required to elect directors and (ii) a majority of shares of common stock either present in person or represented by proxy and entitled to vote will be required to ratify the appointment of the independent auditors for 2018. With respect to the advisory votes on executive compensation (“Say-on-Pay”) see “How many votes are needed to approve each Proposal?”

We strongly encourage you to provide instructions to your bank, brokerage firm, or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the meeting.

Attending the Annual Meeting

If you are a holder of record and plan to attend the annual meeting, please bring a photo identification to confirm your identity. If you are a beneficial owner of common stock held by a bank or broker, i.e., in “street name,” you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote in person your common stock held in street name, you must get a proxy in your name from the registered holder.

SOLICITATION AND REVOCABILITY OF PROXIES

The enclosed proxy for the Annual Meeting is being solicited by the Board of Directors of the Company. Stockholders of record may vote by mail, telephone, or via the Internet. The toll-free telephone number and Internet web site are listed on the enclosed proxy. If you vote by telephone or via the Internet, you do not need to return your proxy card. If you choose to vote by mail, please mark, date and sign the proxy card, and then return it in the enclosed envelope (no postage is necessary if mailed within the United States). Any person giving a proxy may revoke it at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a stockholder attending the Annual Meeting, withdrawing the proxy and voting in person.

The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and regular employees of the Company (who will receive no additional compensation therefor) by means of personal interview, telephone or facsimile. It is anticipated that banks, brokerage houses and other institutions, custodians, nominees, fiduciaries or other record holders will be requested to forward the soliciting material to persons for whom they hold shares and to seek authority for the execution of proxies; in such cases, the Company will reimburse such holders for their charges and expenses.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We are sending you this proxy statement and the enclosed proxy card because the Board of Directors of Sunworks, Inc. is soliciting your proxy to vote at the 2018 Annual Meeting of stockholders. We invite you to attend the Annual Meeting and request that you vote on the proposals described in this proxy statement. The meeting will be held on Friday August 24, 2018 at 9:00 a.m. (local time) at Sunworks, Inc., 1030 Winding Creek Road, Suite 100, Roseville, California 95678. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, date, sign and return the enclosed proxy card.

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Can I access these proxy materials on the Internet?

Yes. The Notice of Annual Meeting, Proxy Statement, and 2017 Annual Report to Stockholders (which is the 2017 10-K), are available for viewing, printing, and downloading at http://www.cstproxy.com/sunworksusa/2018. Our 2017 10-K is also available under the Company—Investor Relations—Annual Reports section of our website at www.sunworksusa.com and through the SEC’s EDGAR system at http://www.sec.gov. All materials will remain posted on http://www.cstproxy.com/sunworksusa/2018 at least until the conclusion of the meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on July 2, 2018, the record date for the Annual Meeting, will be entitled to vote at the Annual Meeting. On July 2, 2018, there were 25,692,211 shares of common stock (each entitled to one vote) outstanding.

Stockholder of Record: Shares Registered in Your Name

If on July 2, 2018, your shares of Sunworks, Inc. common stock were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on July 2, 2018, your shares of Sunworks, Inc. common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a signed letter or other valid proxy from your broker or other agent.

What am I voting on?

There are three matters scheduled for a vote at the Annual Meeting: (1) to elect five (5) directors to serve until the 2019 Annual Meeting of stockholders and until their successors are duly elected and qualified; (2) to ratify the selection of Liggett & Webb, P.A. as the independent registered public accounting firm of the Company for the year ending December 31, 2018; and (3) to conduct an advisory vote on executive compensation.

Our Board of Directors does not intend to bring any other matters before the meeting and is not aware of anyone else who will submit any other matters to be voted on. However, if any other matters properly come before the meeting, the people named on the proxy card, or their substitutes, will be authorized to vote on those matters in their own judgment.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of July 2, 2018.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if a majority of the outstanding shares of common stock entitled to vote are present at the meeting.

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Your shares will be counted towards the quorum only if you submit a valid proxy, have voted via the Internet, have voted via telephone or vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the Annual Meeting may adjourn the meeting to another date.

How do I vote?

The procedures for voting are set forth below:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card, vote via the Internet or by telephone. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy, via the Internet or by telephone to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy, via the Internet or by telephone. You may vote as follows:

●	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

●	To vote using the proxy card, simply complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

●	To vote via the Internet or by telephone, follow the instructions on the enclosed proxy card.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you hold your shares in “street name” and thus are a beneficial owner of shares registered in the name of your broker, bank or other agent, you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares. Check the voting form used by that organization to see if it offers internet or telephone voting. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

How are votes counted?

You may either vote “FOR” or “WITHHOLD” authority to vote for each nominee for the Board of Directors. You may vote “FOR”, “AGAINST” or “ABSTAIN” to on any other Proposals.

If you submit your proxy, vote via the Internet or by telephone but abstain from voting or withhold authority to vote on one or more matters, your shares will be counted as present at the meeting for the purpose of determining a quorum. Your shares also will be counted as present at the meeting for the purpose of calculating the vote on the particular matter with respect to which you abstained from voting or withheld authority to vote.

If you abstain from voting on a proposal, your abstention has the same effect as a vote against that proposal, except, however, an abstention has no effect on the election of directors. See “How many votes are needed to approve each Proposal?”

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If you hold your shares in street name and do not provide voting instructions to your brokerage firm, it may still be able to vote your shares with respect to certain “discretionary” (or routine) items, but it will not be allowed to vote your shares with respect to certain “non-discretionary” items. In the case of non-discretionary items, for which no instructions are received, the shares will be treated as “broker non-votes”. Shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum but will not be considered entitled to vote on the proposal in question. Your broker does not have discretionary authority to vote shares for the election of directors, or on the advisory vote for executive compensation, but will have discretionary authority to vote on the proposal relating to the ratification of the selection of Liggett & Webb, P.A. As a result, if you do not vote your street name shares, your broker has the authority to vote on your behalf with respect to Proposal 2 (the ratification of the selection of the accounting firm).

How many votes are needed to approve each Proposal?

Proposal 1: Election of directors

Directors are elected by a plurality of the votes represented by the shares of common stock present at the meeting in person or by proxy. This means that the five (5) director nominees with the most affirmative votes will be elected. You may vote FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one of the nominees. Withheld votes, abstentions and broker non-votes will have no effect. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote.

Proposal 2: Ratification of the selection of Liggett & Webb, P.A. as the independent registered public accounting firm of the Company for the year ending December 31, 2018.

To be approved, the ratification of the selection of Liggett & Webb, P.A. as our independent registered public accounting firm for our 2018 fiscal year, must receive “For” votes from the holders of a majority of shares common stock present in person or by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

Proposal 3: Advisory Vote to Approve the Compensation of Our Named Executive Officers (Say-on-Pay)

The advisory vote to approve the compensation of our executive officers will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal (Say-on-Pay). Abstentions and broker non-votes will not be countered as either votes case for or against the proposal. While the results of this advisory vote are non-binding, the Compensation Committee of the Board and the Board value the opinions of our Stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for executive officers.

Can I change my vote after submitting my proxy, voting via the Internet or by telephone?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy in any one of three ways:

●	You may submit another properly completed proxy card with a later date.

●	You may send a written notice that you are revoking your proxy to Corporate Secretary, Sunworks, Inc., 1030 Winding Creek Road, Suite 100, Roseville, CA 95678.

●	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If you hold your shares in street name, contact your broker or other nominee regarding how to revoke your proxy and change your vote.

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How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our Current Report on Form 8-K within four (4) business days after the Annual Meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, date, sign and return each proxy card, vote your shares via the Internet or by telephone for each proxy card you received to ensure that all your shares are voted.

Who is paying for this proxy solicitation?

In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are Stockholder Proposals Due for the 2019 Annual Meeting?

Any appropriate proposal submitted by a stockholder and intended to be presented at the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) must be submitted in writing to the Company’s Secretary at 1030 Winding Creek Road, Suite 100, Roseville CA, and received not later than March 8, 2019 to be includable in the Company’s proxy statement and related proxy for the 2019 Annual Meeting. However, if the date of the 2019 Annual Meeting is changed by more than 30 days from this year’s meeting then the deadline is a reasonable time before the Company begins to print and send its proxy materials.

A stockholder proposal will need to comply with the SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Although the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to vote against, stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

If you are submitting a proposal for a meeting of stockholders other than a regularly scheduled annual meeting, the deadline is a reasonable time before the Company begins to print and send its proxy materials.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table is based upon 25,692,211 shares of common stock outstanding as of the Record Date, and sets forth, based on the public filings of such individuals and entities and our knowledge of securities issued by us to them, certain information concerning the ownership of voting securities of: (i) each current member of the Board, (ii) our Chief Executive Officer and other executive officers named in the Summary Compensation Table, (iii) all of our current directors and executive officers as a group and (iv) each beneficial owner of more than 5% of the outstanding shares of any class of our voting securities.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Percentage of Outstanding shares Beneficially Owned (3)
Charles Cargile (4)	355,737	1.4%
Philip Radmilovic (5)	6,161	0.1%
Paul McDonnel (6)	28,522	0.1%
Joshua Schechter (7)	5,880	0.1%
Rhone Resch (8)	71,178	0.3%
Daniel Gross (9)	6,991	0.1%
Stanley Speer (10)	5,046	0.1%
All officers and directors as a group (7 persons)	479,515	1.9%

5% of Greater
Kirk Short (11)	1,554,827	6.0%
James Nelson (12)	1,572,789	6.0%

(1) The address for our officers and directors is c/o of the Company, 1030 Winding Creek Road, Suite 100, Roseville, California 95678.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of July 2, 2018 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(3) Percentage based on 25,692,211 shares of Common Stock issued and outstanding at July 2, 2018.

(4) Includes (a) 252,434 shares of common stock, (b) 103,303 shares underling options that are vested and currently exercisable and options which may become exercisable in the next 60 days.

(5) Includes 6,161 shares underlying options that are vested and currently exercisable or which may become exercisable in the next 60 days.

(6) Includes (a) 15,525 shares of common stock, (b) 12,997 shares underling options that are vested and currently exercisable and options which may be exercisable in the next 60 days.

(7) Includes 5,880 shares underlying options that are vested and options which may become exercisable in the next 60 days.

(8) Includes (a) 0 shares of common stock, (b) 71,178 shares underling options that are vested and currently exercisable and options which may become exercisable in the next 60 days.

(9) Includes 6,991 shares underlying options that are vested and options which may become exercisable in the next 60 days.

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(10) Includes 5,046 shares underlying options that are vested and options which may become exercisable in the next 60 days.

(11) Includes (a) 1,506,024 shares of common stock, (b) 48,803 shares underling options that are vested and currently exercisable and options which may become exercisable in the next 60 days.

(12) Includes 912,932 shares of common stock, (b) 659,866 shares underlying options that are vested and options which may become exercisable in the next 60 days.

PROPOSAL 1

ELECTION OF DIRECTORS

At this Annual Meeting, five (5) persons, comprising the entire membership of the Board of Directors, are to be elected. Each elected director will serve until the Company’s next annual meeting of stockholders and until a successor is elected and qualified. All of the nominees currently serve on the Board of Directors.

All nominees have consented to serve if elected. We expect that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, such proxy will be voted for the election of another nominee to be designated by the Board to fill any such vacancy.

The term of office of each person elected as a director will continue until the next annual meeting or until his or her successor has been elected and qualified, or until the director’s death, resignation or removal.

Biographical and certain other information concerning the Company’s nominees for election to the Board of Directors is set forth below. Except as indicated below, none of our directors is a director in any other reporting companies. We are not aware of any proceedings to which any of our directors, or any associate of any such director is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Background of Nominees

BOARD NOMINEES

Name	Age

Charles Cargile	53
Daniel Gross	48
Rhone Resch	52
Joshua Schechter	45
Stanley Speer	57

Charles Cargile has served as Chief Executive Officer since April 2017, and a Director of the Company since September 2016. From July 2016 until September 2016, Mr. Cargile served as an Executive Advisor to MKS Instruments which acquired Newport Corporation (“Newport”) in April 2016. Prior to that, since 2000, Mr. Cargile served as the Chief Financial Officer for Newport. Prior to joining Newport, Mr. Cargile served in various capacities at York International Corporation (now a division of Johnson Controls, Inc.) since 1998 including Vice President, Finance and Corporate Development and Corporate Controller and Chief Accounting Officer. From 1992 to 1998 Mr. Cargile served at Flowserve Corporation, most recently as Corporate Controller and Chief Accounting Officer from 1995 to 1998. Mr. Cargile currently serves on the board of directors of Photon Control, a company engaged in the design and manufacture of optical sensors. Photon Control is publicly traded on the Toronto Exchange (TEX: Pho.to).

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Mr. Cargile qualifies to serve on the Company’s Board because of his experience serving on public company board of directors and his extensive financial background including strategic development, capital structures, operational management and financial processes and controls.

Daniel Gross has served as a director of the Company since March 2018. Since 2015, Mr. Gross has served as an Adjunct Professor at Columbia University and since 2016 as a Lecturer at Yale University. Mr. Gross previously served as a Managing Director of Pegasus Capital Advisors from 2015 through 2016 and a Managing Director of Oaktree Capital Management from 2013 through 2015. Mr. Gross was one of the founding Partners of Hudson Clean Energy, a private equity firm with over $1 billion in assets under management. Prior to Hudson, Mr. Gross worked in the U.S. alternative energy investment group at Goldman Sachs as well as GE Capital’s Energy Financial Services unit, where he founded the renewable energy investment business. Mr. Gross is a Fulbright Scholar and holds a Master’s Degree in Environmental Management, Master’s in Business Administration and Bachelor of Arts Degree (Phi Beta Kappa) from Yale University.

Mr. Gross is qualified to serve as a Director due to his substantial background in both the financial and renewable energy industries.

Rhone Resch has served as a director of the Company since November 2016. Mr. Resch served as the President and Chief Executive Officer of Solar Energy Industries Association from 2004 until 2016 and now manages his own solar energy advisory firm. From 1998 until 2004, he served as the Senior Vice President of Natural Gas Supply Association, and from 1994 until 1998 he served as the Program Manager of the United States Environmental Protection Agency – Office of Air and Radiation. From 1992 until 1994 Mr. Resch served as a Senior Analyst at Project Performance Corporation. Mr. Resch received a Bachelor of Arts, English/Natural Resources from the University of Michigan, a Master of Environmental Science from State University of New York and a Master of Public Administration, Management from Syracuse University.

Mr. Resch is qualified to serve as a Director because of his industry expertise and corporate leadership experience.

Joshua Schechter has served as a director of the Company since April 2018 and as Chairman of Company since May 2018. Mr. Schechter is a director of Genesco, Inc. (NYSE: GCO) since April 2018. He has been a director and chairman of the board of Support.com (NASDAQ: SPRT), a provider of cloud-based software and services for technology support, since 2016, as well as a member of its Nominating and Governance, and Audit Committees. Since 2015, Mr. Schechter has served as a director of Viad Corp (NYSE: VVI), an international experiential services company. From 2008 to 2015, he served as a director of Aderans Co., Ltd. (or “Aderans”), a multinational company engaged in hair-related business, and was the Executive Chairman of Aderans America Holdings, Inc., Aderans’ U.S. holding company. From 2001 to 2013, Mr. Schechter served as Managing Director of Steel Partners Ltd., a privately-owned hedge fund sponsor, and from 2008 to 2013, Mr. Schechter served as co-President of Steel Partners Japan Asset Management, LP, a private company offering investment services. Mr. Schechter previously served on the board of directors of The Pantry, Inc. (NASDAQ: PTRY), a leading independently operated convenience store chain in the southeastern United States and one of the largest independently operated convenience store chains in the country, from 2014 until the completion of its public sale in March 2015.

Mr. Schechter is qualified to serve as a Director because of his many years of experience serving as a director for numerous public companies.

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Stanley Speer has served as a director of the Company since May 2018. Mr. Speer is the principal of Speer and Associates, LLC since 2012, a consulting firm he founded to provide practical operational, financial and strategic financial solutions to public and private businesses. Previously, Mr. Speer was a Managing Director with Alvarez & Marsal (“A&M”), in Los Angeles specializing in advising and assisting boards of directors, investment groups, management groups and lenders in a wide range of turnaround, restructuring and reorganization situations. Prior to joining A&M, Mr. Speer spent ten years as Chief Financial Officer for Cadiz, Inc., a publicly-held real estate and water resource management company, and its subsidiary Sun World International, a fully-integrated agriculture company. Prior to Cadiz, Mr. Speer was a partner with Coopers & Lybrand (now PricewaterhouseCoopers), where he spent 14 years in the Los Angeles office specializing in business reorganizations and mergers and acquisitions.

Mr. Speer is qualified to serve as a Director due to his many years of experience advising public and private companies.

Required Vote

Directors are elected by a plurality of the votes represented by the shares of common stock present at the meeting in person or by proxy. This means that the five (5) director nominees with the most affirmative votes will be elected.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES NAMED ABOVE.

Information Regarding the Board and its Committees

Board Independence

Our Board of Directors presently consists of five members. Our Board of Directors has determined that each of Messrs Resch, Schechter, Speer and Gross are “independent,” as defined by SEC rules adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and as determined in accordance with Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market, Inc.

Board Committees

We have an audit committee, corporate governance/nominating committee and a compensation committee.

Audit Committee. The Board has a standing Audit Committee, consisting of Messrs. Stanley Speer (Chairman) Joshua Schechter, and Rhone Resch. The Audit Committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the Audit Committee’s composition and meetings. The audit committee charter is available on the Company’s website (www.sunworksusa.com). The Audit Committee held 5 meetings during the fiscal year ended December 31, 2017.

The Audit Committee’s responsibilities include (1) the integrity of the Company’s financial statements and disclosures; (2) the independent auditor’s qualifications and independence; (3) the performance of the Company’s internal audit function and independent registered public accounting firm; (4) the adequacy and effectiveness of the Company’s internal controls; (5) the Company’s compliance with legal and regulatory requirements; and (6) the processes utilized by management for identifying, evaluating, and mitigating strategic, financial, operational, regulatory, and external risks inherent in the Company’s business. The Audit Committee also prepares the Audit Committee report that is required pursuant to the rules of the SEC.

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The Board has determined that each member of the audit committee is “independent,” as that term is defined by applicable SEC rules. In addition, the Board has determined that each member of the audit committee is “independent,” as that term is defined by the rules of the Nasdaq Stock Market.

The Board has determined that Mr. Speer is an “audit committee financial expert” serving on its Audit Committee, and is independent, as the SEC has defined that term in Item 407 of Regulation S-K.

Corporate Governance/Nominating Committee. The Board has a standing Corporate Governance/ Nominating Committee. The Governance and Nominating Committee consists of Messrs. Daniel Gross (Chairman), Joshua E. Schechter, and Stanley Speer. The Governance and Nominating Committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for its composition and meetings. The corporate governance/nominating committee charter is available on the Company’s website (www.sunworksusa.com). The Corporate Governance/Nominating Committee held 4 meetings during the fiscal year ended December 31, 2017.

The Corporate Governance/Nominating Committee has been established by the Board in order, among other things to: (1) develop and recommend to the Board the Corporate Governance Guidelines of the Company and oversee compliance therewith; (2) assist the Board in effecting Board organization, membership and function including identifying qualified Board nominees; (3) assist the Board in effecting the organization, membership and function of Board committees including the composition of Board committees and recommending qualified candidates therefor; (4) evaluate and provide successor planning for the Chief Executive Officer and other executive officers; and (5) to develop criteria for Board membership, such as independence, term limits, age limits and ability of former employees to serve on the Board and the evaluation of candidates’ qualifications for nominations to the Board its committees as well as removal therefrom, respectively.

The Corporate Governance/Nominating Committee does not have a formal policy that requires it to consider any director candidates that might be recommended by stockholders but adheres to the Company’s By-Laws provisions and SEC rules relating to proposals by stockholders. The Corporate Governance/Nominating Committee of the Board of Directors is responsible for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the Company’s stockholders. In identifying and evaluating nominees for director, the Corporate Governance/Nominating Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity and values which the candidate may bring to the Board of Directors.

The Board has determined that all the members of the Corporate Governance/Nominating Committee are “independent” under the current listing standards of NASDAQ.

Compensation Committee. The Board has a standing Compensation Committee. The Compensation Committee of the Board is composed entirely of directors who are not our current or former employees, each of whom meets the applicable definition of “independent” as defined by the rules of the Nasdaq Stock Market. None of the members of the Compensation Committee during fiscal 2017 (i) had any relationships requiring disclosure by the Company under the SEC’s rules requiring disclosure of related party transactions or (ii) was an executive officer of a company of which an executive officer of the Company is a director. The current members of the Compensation Committee are Messrs. Rhone Resch (Chairman), Joshua Schechter, and Daniel Gross. The Compensation Committee has no interlocks with other companies. The compensation committee charter is available on the Company’s website (www.sunworksusa.com). The Compensation Committee held 4 meetings during the fiscal year ended December 31, 2017.

The purpose of the Compensation Committee is to discharge the Board’s responsibilities relating to compensation of the Company’s directors and executive officers. The Committee has overall responsibility for evaluating the Company’s compensation and benefit plans, policies and programs and insuring overall alignment to the corporate compensation philosophy. The Compensation Committee also is responsible for preparing any report on executive compensation required by the rules and regulations of the SEC.

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The Board has determined that all the members of the Compensation Committee are “independent” under the current listing standards of NASDAQ.

Family Relationships

There are no family relationships among our executive officers and directors.

Involvement in Certain Legal Proceedings

During the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:

●	the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

●	found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

●	the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Director Meeting and Attendance

During 2017, our Board held 6 meetings, and also took certain actions by unanimous written consent. No Board member attended fewer than 75% of the total Board meetings or of meetings held by all committees on which he served during 2017.

Code of Conduct and Ethics

We have adopted a code of conduct that applies to all our directors, officers and employees. The text of the code of conduct has been posted on our internet website and can be viewed at www.sunworksusa.com. Any waiver of the provisions of the code of conduct for executive officers and directors may be made only by the audit committee and, in the case of a waiver for members of the audit committee, by the Board of Directors. Any such waivers will be promptly disclosed to our stockholders.

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Corporate Governance and Related Matters

Board of Directors Leadership Structure and Role in Risk Oversight.

Our Board is responsible for the selection of the Chairman of the Board and the Chief Executive Officer. Our Board has chosen to separate the roles of Chief Executive Officer and Chairman of the Board. Our Chief Executive Officer is Charles Cargile and our Chairman is Joshua Schechter.

While management is responsible for managing the day-to-day issues faced by the Company, our Board has an active role, directly and through its committees, in the oversight of the Company’s risk management efforts. The Board carries out this oversight role through several levels of review. The Board regularly reviews and discusses with members of management information regarding the management of risks inherent in the operation of the Company’s business and the implementation of the Company’s strategic plan, including the Company’s risk mitigation efforts.

Each of the Board’s committees also oversees the management of the Company’s risks that are under each committee’s areas of responsibility. For example, the Audit Committee oversees management of accounting, auditing, external reporting, internal controls, and cash investment risks. The Nominating and Governance Committee oversees the Company’s compliance policies, Code of Conduct and Ethics, conflicts of interests, director independence and corporate governance policies. The Compensation Committee oversees risks arising from compensation practices and policies. While each committee has specific responsibilities for oversight of risk, the Board is regularly informed by each committee about such risks. In this manner, the Board can coordinate its risk oversight.

Communications with the Board of Directors

Stockholders and other parties may communicate directly with the Board of Directors or the relevant board member by addressing communications to:

Sunworks, Inc.

c/o Corporate Secretary

1030 Winding Creek Road, Suite 100

Roseville, CA 95678

All stockholder correspondence will be compiled by our corporate secretary and forwarded as appropriate.

Director Attendance at Annual Meetings

We do not have a formal policy regarding attendance of Board members at annual meetings. We do expect that all our directors will attend the Annual Meeting.

Compliance with Section 16(a) of Exchange Act

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation to furnish us with copies of all Section 16(a) reports that they file. Based on our review of the copies of these reports received by us, or written representations from the reporting persons that no other reports were required, we believe that, during fiscal 2017, all filing requirements applicable to our current officers, directors and greater than 10% beneficial owners were complied with, except for James Nelson who filed his Form 5 late.

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Transactions with Related Persons

The following is a description of transactions since January 1, 2016, to which we have been a party in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers, beneficial holders of 5% or more of our capital stock, or entities affiliated with them, had or will have a direct or indirect material interest:

In October 2015, the Company entered into a consulting agreement with John Van Slooten, a former Board member who resigned in December of 2017. The consulting services included, but were not be limited to, consulting on and assisting with sourcing, assessing, modeling, due diligence and documentation with respect to potential acquisition candidates for the Company. The Company agreed to pay Mr. Van Slooten, $33,000 upon signing and $9,300 per month plus out-of-pocket expenses. The Company terminated the consulting agreement in December of 2016.

In April 2018, the Company entered into a Loan Agreement with CrowdOut Capital, Inc. pursuant to which the Company issued an aggregate of $3,750,000 in promissory notes, of which $3,000,000 are Senior Notes and $750,000 are Subordinated Notes. The Subordinated Notes were funded by the Company’s Chief Executive Officer, Charles Cargile and the Company’s President of Commercial Operations, Kirk Short. The Loan Agreement provided for the appointment of Joshua Schechter to the Company’s Board of Directors and the right of CrowdOut Capital, Inc. to at any time designate a replacement for Mr. Schechter. CrowdOut Capital, Inc.’s right to designate a director to the Company’s Board of Directors terminates upon the satisfaction of all of the Company’s obligations under the Loan Agreement.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF LIGGETT & WEBB, P.A.

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of Liggett & Webb, P.A. as the Company’s independent registered public accounting firm for fiscal 2018. Liggett and Webb, P.A. has provided services in connection with the audit of the Company’s financial statements since 2014.

In the event that the ratification of this selection is not approved by an affirmative majority of the votes cast on the proposal at the Annual Meeting, management will review its future selection of the Company’s independent registered public accounting firm.

A representative of Liggett & Webb, P.A. is not expected to be present in person but will attend telephonically at the 2018 Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-K or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ending December 31, 2017 and 2016 were: $162,700 and $153,600, respectively. The fees billed by Liggett & Webb, P.A., our independent registered public accountants specifically for the audits related to the years ended December 31, 2017 and 2016 were $145,200 and $142,600, respectively.

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Audit-Related Fees

The aggregate fees billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant’s financial statements and are not reported under the item titled “Audit Fees” for the fiscal years ending December 31, 2017 and 2016 were $2,500, and $3,500, respectively. Audit related fees primarily include fees incurred for consent letters and to the acquisition audits for Plan B Enterprises, Inc. and MD Energy, LLC.

Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the fiscal years ending December 31, 2017 and 2016 were $15,000 and $7,500, respectively.

All Other Fees

There were no other fees billed for professional services provided by the principal accountant, other than the services reported above, for the fiscal years ending December 31, 2017 and 2016.

Pre-Approval Policies and Procedures of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve, typically at the beginning of our fiscal year, all audit and non-audit services, other than de minimis non-audit services, to be provided by an independent registered public accounting firm. These services may include, among others, audit services, audit-related services, tax services and other services and such services are generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the full Board of Directors regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. As part of the Board’s review, the Board will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, considering whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. At Audit Committee meetings throughout the year, the auditor and management may present subsequent services for approval. Typically, these would be services such as due diligence for an acquisition, that would not have been known at the beginning of the year.

The Audit Committee has considered the provision of non-audit services provided by our independent registered public accounting firm to be compatible with maintaining their independence. The audit committee will continue to approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Required Vote

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is needed to ratify the appointment of Liggett & Webb, P.A. as our independent registered public accounting firm for the year ending December 31, 2018.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF LIGGETT & WEBB, P.A. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

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AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

Membership and Role of Audit Committee

The Audit Committee of our Board is responsible for providing independent, objective oversight and review of our accounting functions, internal controls and financial reporting process. Currently, the Audit Committee is comprised of Messrs. Stanley Speer (Chairman) Joshua Schechter, and Rhone Resch. Mr. Schechter joined the Audit Committee in April 2018 and Mr. Speer joined the audit committee in May 2018. Prior to Messrs. Schechter and Speer joining the committee, our Audit Committee was comprised of Frank Hunt (Chairman), Shane Mace and Rhone Resch.

The Audit Committee operates pursuant to a written charter adopted by the Board of Directors which may be found on our website www.sunworksusa.com. The Audit Committee is comprised of three independent directors (as defined under NASDAQ Listing Rule 5605(a)(2)).

Management has the primary responsibility for the financial statements and the reporting process, including our system of internal controls, and for the preparation of the consolidated financial statements in accordance with generally accepted accounting principles. Our independent accountants are responsible for performing an independent audit of those financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board.

Review of our Audited Financial Statements

In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in our Annual Report on Form 10-K with management and discussed the quality and acceptability of our accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in our financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of our accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including Auditing Standard No. 16 (Communications with Audit Committees). In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and us, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), which were submitted to us, and considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee discussed with our independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting.

In reliance on these reviews and discussions, the Audit Committee recommended to our Board of Directors (and our Board has approved) that our audited financial statements for the year ended December 31, 2017 be included in the Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the SEC.

The Audit Committee selects the Company’s independent registered public accounting firm annually and has submitted such selection for the year ending December 31, 2018 for ratification by stockholders at the Company’s Annual Meeting.

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EXECUTIVE OFFICERS

The following persons are our executive officers and hold the offices set forth opposite their names.

Name	Age	Position
Charles Cargile	53	Chief Executive Officer
Philip Radmilovic	36	Chief Financial Officer
Paul C. McDonnel	62	Treasurer
Joshua Schechter	45	Chairman

The biographies for each of Charles Cargile and Joshua Schechter are contained in the information disclosures relating to the Company’s nominees for director.

Philip Radmilovic joined the Company in June of 2017 as its Corporate Controller. In May 2018 Mr. Radmilovic was promoted to Chief Financial Officer. Prior to joining the Company, from 2013 Mr. Radmilovic was a Finance Director - Regional Controller for Oracle America Inc. where he focused on Mergers & Acquisitions and Global Business Units. Prior to joining Oracle, Mr. Radmilovic was the Corporate Accounting Manager for Daegis Inc., a publicly traded software company. He joined Daegis in 2009 and had oversight of the all accounting, financial reporting, tax, and treasury functions. Prior to Daegis, Mr. Radmilovic was an Audit Manager for Ernst & Young. He is a Certified Public Accountant (inactive). Mr. Radmilovic received his Bachelors of Science, Business Administration with a focus in Corporate Financial Management graduating Summa Cum Laude from California State University, Chico.

Paul C. McDonnel joined the Company in September 2016 as its Chief Financial Officer and transitioned to Treasurer in May 2018. Prior to joining the Company, Mr. McDonnel has served as the President of Vulcan Prevision Linings since 2010. From 2009 until 2010 Mr. McDonnel served as the Chief Operating Officer of Franklin Convey Products, LLC. From 2006 until 2009 he served as the Controller & Chief Financial Officer of Arrowhead Research Corp., (NASDAQ: ARWR). From 2003 until 2005 Mr. McDonnel served as the Chief Executive Officer of Quality Imaging Products, and from 1999 until 2003 he served as the Chief Financial Officer and Senior Manager-Operations of Recall Secure Destruction Services. From 1994 to 1998 Mr. McDonnel served as the VP of Operations and Chief Operating Officer of Reid Plastics, Inc. (“Reid”). From 1990 until 1994 he served as Reid’s Chief Financial Officer. From 1987 to 1990 Mr. McDonnel served as the Vice President of Finance of Trojan Enterprises. From 1982 until 1987 he served in the audit practice of the Small Business Division of the Los Angeles office of Arthur Andersen & Co. Mr. McDonnel received both a Master of Arts - Management Accounting and Bachelor of Science – Accounting from Brigham Young University. Mr. McDonnel is a Certified Public Accountant in the State of California

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis describes the material elements of compensation for our executive officers identified in the Summary Compensation Table (“Named Executive Officers”), and executive officers that we may hire in the future. As more fully described above, the Compensation Committee is responsible for recommendations relating to compensation of the Company’s directors and executive officers.

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Compensation Program Objectives and Rewards

Our compensation philosophy is based on the premise of attracting, retaining, and motivating exceptional leaders, setting high goals, working toward the common objectives of meeting the expectations of customers and Stockholders, and rewarding outstanding performance. Following this philosophy, in determining executive compensation, we consider all relevant factors, such as the competition for talent, our desire to link pay with performance in the future, the use of equity to align executive interests with those of our Stockholders, individual contributions, teamwork and performance, and each executive’s total compensation package. We strive to accomplish these objectives by compensating all executives with total compensation packages consisting of a combination of competitive base salary and incentive compensation.

The primary purpose of the compensation and benefits described below is to attract, retain, and motivate highly talented individuals who will engage in the behaviors necessary to enable us to succeed in our mission while upholding our values in a highly competitive marketplace. Different elements are designed to engender different behaviors, and the actual incentive amounts, which may be awarded to each Named Executive Officer are subject to the annual review of the board of directors. The following is a brief description of the key elements of our planned executive compensation structure.

●	Base salary and benefits are designed to attract and retain employees over time.

●	Incentive compensation awards are designed to focus employees on the business objectives for a particular year.

●	Equity incentive awards, such as stock options and non-vested stock, focus executives’ efforts on the behaviors within the recipients’ control that they believe are designed to ensure our long-term success as reflected in increases to our stock prices over a period of several years, growth in our profitability and other elements.

●	Severance and change in control plans are designed to facilitate a company’s ability to attract and retain executives as we compete for talented employees in a marketplace where such protections are commonly offered. We currently have not given separation benefits to any of our Name Executive Officers.

Benchmarking

We have not yet adopted benchmarking but may do so in the future. When making compensation decisions, our Board of Directors may compare each element of compensation paid to our Named Executive Officers against a report showing comparable compensation metrics from a group that includes both publicly-traded and privately-held companies. Our board believes that while such peer group benchmarks are a point of reference for measurement, they are not necessarily a determining factor in setting executive compensation as each executive officer’s compensation relative to the benchmark varies based on scope of responsibility and time in the position. We have not yet formally established our peer group for this purpose.

The Elements of Sunworks’ Compensation Program

Base Salary

Executive officer base salaries are based on job responsibilities and individual contribution. The board reviews the base salaries of our executive officers, including our Named Executive Officers, considering factors such as corporate progress toward achieving objectives (without reference to any specific performance-related targets) and individual performance experience and expertise. Additional factors reviewed by the board of directors in determining appropriate base salary levels and raises include subjective factors related to corporate and individual performance. For the year ended December 31, 2017, the board of directors approved all executive officer base salary decisions.

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Our board of directors determines base salaries for the Named Executive Officers at the beginning of each fiscal year, and the board proposes new base salary amounts, if appropriate, based on its evaluation of individual performance and expected future contributions. We adopted a 401(k) Plan in 2016 and base salary is the only element of compensation that is used in determining the amount of contributions permitted under the 401(k) Plan.

Incentive Compensation Awards

We have in prior years paid discretionary bonuses to our named executive officers as approved by our Compensation Committee. As of December 31, 2017, we had not yet established a formal compensation policy for the determination of bonuses. If our financial position improves and bonuses become affordable and justifiable, we expect to use the following parameters in justifying and quantifying bonuses for our Named Executive Officers and our other officers: (1) generation of positive income, earnings per share, operating income and/or earnings before interest, taxes, depreciation and amortization, as adjusted (“EBITDA”), (2) gross profit, (3) positive free cash flow (4) growth in revenue, (5) discretionary personal objectives.

On May 30, 2018, our Board approved a bonus plan for our management team for the fiscal year ending December 31, 2018. Pursuant to the bonus plan, Chuck Cargile, the Company’s Chief Executive Officer, will receive a target bonus of 50% of base salary and Phil Radmilovic, our Chief Financial Officer will receive a target bonus of 35% of base salary, which will be paid based on the achievement of certain performance metrics established by the Compensation Committee relating to gross profit, consolidated adjusted EBITDA, free cash flow and personal objectives.

Equity Incentive Awards

In March 2016, the Company’s Board of Directors adopted the 2016 Plan and in June 2016, the stockholders adopted the same. The maximum number of shares of common stock that may be issued under the 2016 Plan is 1,800,000. The 2016 Plan is currently administered by the Company’s Compensation Committee. The 2016 Plan authorizes grants of stock options, stock appreciation rights and restricted stock awards to officers, employees, directors of the Company as well as consultants who are selected by the Compensation Committee to receive an award. No option shall be exercisable more than 10 years after the date of grant. No option granted under the 2016 Plan is transferable by the individual or entity to whom it was granted otherwise than by will or laws of descent and distribution, and, during the lifetime of such individual, is not exercisable by any other person, but only by the recipient.

Benefits and Prerequisites

We have limited benefits and perquisites for our employees other than health insurance, 401(k) and vacation benefits that are generally comparable to those offered by other small private and public companies or as may be required by applicable state employment laws. We may confer other fringe benefits for our executive officers in the future if our business grows sufficiently to enable us to afford them.

Separation and Change in Control Arrangements

On September 26, 2017, we entered into a Change of Control Agreement our Chief Executive Officer, Charles Cargile and, on September 22, 2017, with Paul McDonnel, our Treasurer and former Chief Financial Officer, and Kirk Short, President of Agricultural, Commercial and Industrial, to provide each of the employees with certain severance benefits in the event the employee’s employment with the Company terminates under certain circumstances. In May 2018, we entered into Change of Control Agreements with two additional employees, which contain similar terms to the Change of Control Agreements entered into with Messrs. McDonnel and Short.

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Pursuant to the Change of Control Agreements, if within three months prior to a change of control or twenty-four months after a change of Control (the “Change of Control Period”), the employee’s employment terminates as a result of an involuntary termination or a resignation for good reason, then the Company has agreed, upon the terms and subject to the conditions of the Change of Control Agreements, to pay to the employees: (i) any accrued and unpaid base salary as of the date of the employment termination; (ii) any accrued and unpaid value of unused paid time off; (iii) any accrued reimbursement for expenses incurred by the employees prior to the termination of the employee; (iv) any accrued and unpaid cash incentive bonus with respect to the most recent fiscal year; (v) severance payments to our CEO and to the employees as set forth in each respective Agreement; and (vi) health benefits to the employees for a period of eighteen months, in the case of CEO and twelve months, in the case of the other employees. In addition, the employee’s outstanding options, stock appreciation rights, restricted stock awards and other equity-based awards as of the date of termination of the employee shall immediately vest and become exercisable.

Upon the terms and subject to the conditions of the Change of Control Agreements, if the Employee’s employment with the Company terminates during the Change of Control Period other than as a result of an Involuntary Termination (as defined in the Change of Control Agreement) or a Resignation for Good Reason (as defined in the Change of Control Agreement), including termination due to Employee’s disability or death, then the Employee shall receive his accrued and unpaid base salary, any accrued and unpaid value of unused paid time off, any accrued reimbursement for expenses incurred and any accrued and unpaid cash incentive bonus with respect to the most recent fiscal year.

The tables below estimate the current value of amounts payable in the event that a change in control occurred on December 31, 2017. The following tables exclude certain benefits, such as accrued vacation, that are available to all employees generally. The actual amount of payments and benefits that would be provided can only be determined at the time of a change in control and/or the qualifying separation from our Company.

Name	Base Salary (1)	Annual Incentive Bonus (2)	Value of Stock Awards Accelerated (3) (4)	Value of Stock Options Accelerated (3) (5)
Charles Cargile	$600,000	-	$525,000	-
Paul McDonnel	202,000	-	-	-
Kirk Short	140,000	-	-	-

(1)	Base salary is equal to 24 months of salary for Mr. Cargile and 12 months of salary for Mr. McDonnel and Mr. Short.

(2)	As no annual bonus amount was guaranteed for the fiscal year ended December 31, 2017, this carries zero value at December 31, 2017.

(3)	Based on the last sale price of the Company’s common stock as quoted on the NASDAQ Market at the closing on December 31, 2017, which was $1.05 per share.

(4)	Based on 500,000 stock awards that are full unvested at 12/31/2017.

(5)	As the stock value at 12/31/17 is lower than the exercise price for all options that would be accelerated, there is not value associated to these.

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Executive Officer Compensation

The following table sets forth the total compensation paid in all forms to the current and former executive officers of the Company and includes the most highly compensated officers other than our principal executive officer, our principal operating officer and our principal financial officer during the periods indicated:

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)(3)	Option Awards(2)	Non-Equity Incentive Plan Compensation	Non- Qualified Deferred Compensation Earnings	All Other Compensation(4)	Total

Charles F. Cargile, Chief Executive	2017	$222,700	$0	$187,500	$61,489	0	0	31,200	$502,900
Officer	2016	0	0	0	16,700	0	0	8,500	25,200

James B. Nelson, Former Executive	2017	$196,300	$150,000	$167,300	$80,600	0	0	0	$594,200
Chairman)	2016	310,000	300,000	55,800	43,800	0	0	0	709,600

Abe Emard, Former Chief	2017	$171,600	$150,000	$0	$68,900	0	0	0	$390,500
Operating Officer (5)	2016	173,700	14,600	1,418,300	35,000	0	0	0	1,641,600

Paul McDonnel, Treasurer & Former Chief Financial	2017	$198,300	$50,000	$0	$38,300	0	0		$286,600
Officer	2016	$67,400	$0	0	3,800	0	0		$71,200

(1)	The amount reflected in this column is the compensation cost recognized by the Company during fiscal years 2017 and 2016 under Statement of Financial Accounting Standard No. 123R (Share-Based Payment) for grants made. The fair value of each restricted stock grant is estimated on the date of grant using the closing price of our common stock on the date of the grant as reported on the NASDAQ.

(2)	The amount reflected in this column is the compensation cost recognized by the Company during fiscal years 2017 and 2016 under Statement of Financial Accounting Standard No. 123R (Share-Based Payment) for grants made in 2017 and 2016. The fair value of each grant is estimated on the date of grant using the Black-Scholes option-pricing model.

(3)	On September 23, 2013, Mr. Nelson was granted 769,231 restricted shares of our common stock. These shares vest according to a schedule of performance goals, which is described below under “Restricted Stock.” As of December 31, 2015, half of the restricted stock in this award had vested and issued, based on the achievement of two performance milestones: the achievement of $10 million in revenues in a 12-month period of time and the achievement of $10 million in market value. The vesting of the second half of the shares is based on the achievement of $2,000,000 in GAAP Net Profit in a 12-month period.

(4)	On September 7, 2016 Charles Cargile was announced as an independent Board member. On March 29, 2017 Mr. Cargile was announced as the Chief Executive Officer. Prior to his appointment as Chief Executive Officer, Mr. Cargile received compensation as a Board member and consultant.

(5)	Abe Emard has resigned from his position with the Company, effective on March 9, 2018.

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Employment Agreements

We have entered into employment agreements with our named executive officers as follows:

On March 29, 2017, we entered into an at-will employment agreement with our Chief Executive Officer. Pursuant to the terms of the employment agreement, Mr. Cargile receives a base salary of $300,000 per year and a discretionary bonus, provided, however, for the fiscal year ending December 31, 2017, Mr. Cargile shall be entitled to a minimum bonus equal to 3% of the operating earnings of the Company but shall receive a bonus that is not less than the bonus paid to next highest executive of the Company. The employment agreement also provides for a restricted stock grant of 500,000 shares, one third of which shall vest on the one-year anniversary of the grant, and the balance of which shall vest in twenty-four equal monthly installments commencing on the one-year anniversary of the grant.

In 2014, we entered into an employment agreement with Abe Emard. The employment agreement provided for an initial base annual salary of $100,000 with the potential for periodic bonuses and equity incentive awards at the discretion of the Company’s Board of Directors. In October 2014, the Board of Directors approved increases in the annual base salary to $120,000 and in January 2016 to $175,000 upon assuming the role of our Chief Operating Officer. Mr. Emard resigned effective March 9, 2018.

Outstanding Equity Awards

The following table sets forth information with respect to unexercised stock options, stock that has not vested, and equity incentive plan awards held by our executive officers at December 31, 2017.

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Outstanding Equity Awards Summary Table

Option Awards						Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares of Stock that Have not Vested		Market Value of Shares of Stock that Have not Vested

Charles F. Cargile	33,750	(2)	16,250	$2.88	9/1/21	500,000	(1)	$525,000	(8)
Chief Executive Officer	10,556	(2)	39,444	1.50	5/17/22

James B. Nelson	576,932	(4)	0	1.30	12/31/20	384,616	(6)	403,846	(8)
Former Executive Chairman	192,308	(5)	0	0.26	12/31/20	173,077	(7)	181,730	(8)

Paul C. McDonnel	18,935	(2)	31,065	2.39	11/17/21
Treasurer and Former Chief Financial Officer	6,333	(2)	23,667	1.50	5/17/22

Abe Emard (9)	30,000	(3)	30,000	2.68	4/13/21
Former Chief Operating Officer	8,444	(2)	31,556	1.50	5/17/22

(1)	On March 29, 2017, Mr. Cargile was granted 500,000 restricted shares of our common stock subject to the Sunworks, Inc. 2016 Equity Incentive Plan, (the “2016 Plan”). All shares issuable under the RSGA are valued as of the grant date at $1.50 per share. The restricted shares shall vest as follows: 166,667 of the restricted shares shall vest on the one (1) year anniversary of the effective date, and the balance, or 333,333 restricted shares, shall vest in twenty-four (24) equal monthly installments commencing on the one (1) year anniversary of the effective date.
(2)	Options granted pursuant to the 2016 Equity Incentive Plan (the “2016 Plan”) and vest over 1/36th per month.
(3)	Options granted pursuant to the 2016 Equity Incentive Plan (the “2016 Plan”) and vest in two equal installments on June 29th of 2017 and 2018.
(4)	On July 22, 2010, Mr. Nelson was granted nonqualified stock options to purchase 576,923 shares of our common stock at an exercise price of $1.30 per share exercisable until December 31, 2020 in consideration for his services to us. These stock options vest 1/36th per month, commencing on August 21, 2010, on a monthly basis for as long as Mr. Nelson is an employee or consultant of Sunworks.
(5)	On November 1, 2012, Mr. Nelson was granted nonqualified stock options to purchase 192,308 shares of our common at an exercise price of $0.26 per share exercisable on a cash or cashless basis until November 1, 2019 for his services to the Company. These stock options vest according to the following schedule: 53,419 on the date of grant, 5,342 on the first day of each month thereafter commencing on December 1, 2012 until December 1, 2014, and then 5,342 on January 1, 2015; provided Mr. Nelson is an employee or consultant of Sunworks. As of January 1, 2015, all of Mr. Nelson’s options are fully vested.
(6)	On September 23, 2013, Mr. Nelson was granted 769,231 restricted shares of our common stock. These shares vest according to a schedule of performance goals, which is described below under “Restricted Stock.” As of December 31, 2014, half of the restricted stock in this award had vested and issued, based on the achievement of two performance milestones: the achievement of $10 million in revenues in a 12-month period and the achievement of $10 million in market value. The vesting of the second half of the shares is based on the achievement of $2,000,000 in GAAP Net Profit in a 12-month period.
(7)	In August 2016, Sunworks granted Mr. Nelson a restricted stock grant of 250,000 shares of the Company’s common stock pursuant to the terms of the Company’s 2016 Equity Incentive Plan (the “2016 Plan”). All shares issuable under the RSGA are valued as of the grant date at $2.90 per share. The restricted stock grant to Mr. Nelson will vest upon the earlier of (i) January 1, 2021, (ii) a Change of Control as defined in the 2016 Plan (iii) upon Mr. Nelson’s retirement or (iv) upon Mr. Nelson’s death. “Change of Control” as defined in the 2016 Plan means (i) a sale of all or substantially all of the Company’s assets or (ii) a merger with another entity or an acquisition of the Company that results in the existing stockholders of the Company owning less than fifty percent (50%) of the outstanding shares of capital stock of the surviving entity following such transaction.
(8)	Based on the last sale price of the Company’s common stock as quoted on the NASDAQ Market at the closing on December 31, 2017, which was $1.05 per share.
(9)	Abe Emard has resigned from his position with the Company, effective on March 9, 2018.

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Restricted Stock

During fiscal year ended December 31, 2017, subject to the Company’s 2016 Equity Incentive Plan, the Company entered into a restricted stock grant agreement, or RSGA, with its new Chief Executive Officer, Charles F. Cargile. All shares issuable under the RSGA are valued as of the grant date at $1.50 per share. The RSGA provides for the issuance of up to 500,000 shares of the Company’s common stock. The restricted shares shall vest as follows: 166,667 of the restricted shares shall vest on the one (1) year anniversary of the effective date, and the balance, or 333,333 restricted shares, shall vest in twenty-four (24) equal monthly installments commencing on the one (1) year anniversary of the effective date.

During fiscal year ended December 31, 2016, we granted to our former Chief Executive Officer a restricted stock grant of 250,000 shares of the Company’s common stock pursuant to the terms of the Company’s 2016 Equity Incentive Plan. The restricted stock grant to Mr. Nelson will vest upon the earlier of (i) January 1, 2021, (ii) a Change of Control as defined in the 2016 Plan (iii) upon Mr. Nelson’s retirement or (iv) upon Mr. Nelson’s death. “Change of Control” as defined in the 2016 Plan means (i) a sale of all or substantially all of the Company’s assets or (ii) a merger with another entity or an acquisition of the Company that results in the existing stockholders of the Company owning less than fifty percent (50%) of the outstanding shares of capital stock of the surviving entity following such transaction.

The grant was made in recognition of the efforts of Mr. Nelson leading the Company through the uplisting and financing transaction consummated by the Company in 2015.

Option Exercises and Stock Vested

During the fiscal year ended December 31, 2017, Mark Richardson, a former Board member, executed a cashless conversion of 53,419 options, resulting in 41,773 shares issued.

Director Compensation

The following table sets forth certain information regarding the compensation paid to our directors during the fiscal year ended December 31, 2017:

Director Compensation

Name	Fees earned or cash paid	Stock Awards	Option Awards	All other compensation	Total

Frank Hunt (5)	$36,000		15,000	$	$36,000
John Van Slooten (1)	$36,000		10,000		$36,000
Brigham Tomco (2)	$36,000		10,000		$36,000
Shane Mace (4)	$36,000		10,000		$36,000
Charles Cargile (3)	$29,000		50,000		$29,000
Rhone Resch	$36,000		10,000		$36,000

(1)	Resigned as a member of the Board of Directors on December 19, 2017
(2)	Resigned as a member of the Board of Directors on December 19, 2017
(3)	Appointed as Chief Executive Officer on April 2, 2017
(4)	Resigned as a member of the Board of Directors effective April 2, 2018
(5)	Retired as a member of the Board of Directors effective April 26, 2018

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Commencing in December 2014, non-employee Board members were paid $1,500 for attendance in-person or telephonically at each Board meeting. Commencing on April 13, 2016, the amount paid to independent directors was increased to $3,750 per meeting, payable $1,250 per month for a total of up to $15,000 per year, assuming four meetings, with a pro rata adjustment if there were more or less than four meetings. In September 2016, the compensation paid to non-employee Board members was increased from $1,250 per month to $3,000 per month. Option awards granted to directors of the Company pursuant to the Company’s 2016 Equity Incentive Plan were modified to provide for vesting in one-half increments over a two-year period instead of vesting in one-third increments over a 3-year period. Directors may also be reimbursed their expenses for travelling, hotel and other expenses reasonably incurred in connection with attending board or committee meetings or otherwise in connection with the Company’s business.

In October 2015, the Company entered into a consulting agreement with John Van Slooten, a former Board member. The consulting services included, but were not be limited to, consulting on and assisting with sourcing, assessing, modeling, due diligence and documentation with respect to potential acquisition candidates for the Company. The Company agreed to pay Mr. Van Slooten, $33,000 upon signing and $9,300 per month plus out-of-pocket expenses. The Company terminated the consulting agreement in December of 2016.

As of December 31, 2016, there are no other cash compensation arrangements in place for members of the Board of Directors acting as such.

PROPOSAL 3

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in the Summary Compensation Table (the “Named Executive Officers”). The Company has disclosed the compensation of the Named Executive Officers pursuant to rules adopted by the SEC.

We believe that our compensation policies for the Named Executive Officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders. This advisory stockholders’ vote, commonly referred to as a “say-on-pay vote,” gives you as a stockholder the opportunity to approve or not approve the compensation of the Named Executive Officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the stockholders of the Company approve all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2018 Proxy Statement, as such compensation is disclosed in the Company’s 2018 Proxy Statement pursuant to Item 402 of Regulation S-K, which disclosure includes the Proxy Statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal 3 will not be construed: (1) as overruling any decision by the Board of Directors, any board committee or the Company relating to the compensation of the Named Executive Officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any board committee or the Company.

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Vote Required

The advisory vote to approve the compensation of our executive officers will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions and broker non-votes will not be counted as either votes cast for or against this proposal. While the results of this advisory vote are non-binding, the Compensation Committee of the Board and the Board values the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for executive officers

RECOMMENDATION OF THE BOARD FOR PROPOSAL 3

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTED OFFICERS, AS STATED IN THE ABOVE NON-BINDING RESOLUTION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting, but if other matters properly come before the meeting, the persons named as proxies in the enclosed proxy will vote according to their best judgment. Stockholders are requested to date and sign the enclosed proxy and to mail it promptly in the enclosed postage-paid envelope. If you attend the Annual Meeting, you may revoke your proxy at that time and vote in person, if you wish. Otherwise your proxy will be voted for you.

By Order of the Board of Directors

Joshua Schetcher

Chairman of the Board

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK ★★★ EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

SUNWORKS, INC.

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on August 23, 2018.

INTERNET/MOBILE — www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0536
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE FIVE NOMINEES TO THE BOARD OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3 AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR":

1. Election of Directors
   (1) Charles Cargile
   (2) Rhone Resch
   (3) Joshua E. Schechter
   (4) Stanley Speer
   (5) Daniel Gross

FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

	FOR	AGAINST	ABSTAIN
2. Ratification of the Company's independent registered public accounting firm.	☐	☐	☐
3. Approval of a resolution to approve the compensation of our named executive officers.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, AND 3.

CONTROL NUMBER

Signature________________ **Signature, if held jointly**________________ **Date**________, **2018**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on August 24, 2018

The proxy statement and our 2017 Annual Report to Stockholders are available at http://www.cstproxy.com/sunworksusa/2018

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SUNWORKS, INC.

The undersigned appoints Charles Cargile and Philip Radmilovic, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Sunworks, Inc. held of record by the undersigned at the close of business on July 2, 2018 at the Annual Meeting of Stockholders of Sunworks, Inc. to be held on August 24, 2018, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FIVE NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)